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                                                                EXHIBIT 10.36


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                              UOL PUBLISHING, INC.

                          LOAN AND SECURITY AGREEMENT
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         This LOAN AND SECURITY AGREEMENT is entered into as of  August 14,
1998, by and between IMPERIAL BANK ("Bank") and UOL PUBLISHING, INC.
("Borrower").
                                    RECITALS

         Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                   AGREEMENT

          The parties agree as follows:

          1.      DEFINITIONS AND CONSTRUCTION.

                  1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

                          "Accounts" means all presently existing and hereafter
arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

                          "Advance" or "Advances" means a cash advance under
the Revolving Facility.

                          "Affiliate" means, with respect to any Person, any
Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person.

                          "Bank Expenses" means all:  reasonable costs or
expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

                          "Borrower's Books" means all of Borrower's books and
records including: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

                          "Borrowing Base" means an amount equal to
seventy-five percent (75%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

                          "Business Day" means any day that is not a Saturday,
Sunday, or other day on which banks in the State of California or Virginia are authorized or required to close.

                          "Closing Date" means the date of this Agreement.

                          "Code" means the California Uniform Commercial Code.







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                          "Collateral" means the property described on Exhibit
A attached hereto.

                          "Committed Revolving Line" means a credit extension
of up to Two Million Dollars ($2,000,000).

                          "Contingent Obligation" means, as applied to any
Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

                          "Copyrights" means any and all copyright rights,
copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

                          "Credit Extension" means each Advance, Letter of
Credit, Term Advance, or any other extension of credit by Bank for the benefit of Borrower hereunder.

                          "Current Assets" means, as of any applicable date,
all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

                          "Current Liabilities" means, as of any applicable
date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Advances made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of Borrower or any Subsidiary to a date more than one year from the date of determination.

                          "Daily Balance" means the amount of the Obligations
owed at the end of a given day.

                          "Debt Service Coverage" means, as of any date of
determination, a ratio of (a) the sum of (i) earnings after tax annualized for the preceding three (3) months plus (ii) interest and non-cash (i.e., depreciation and amortization) expenses minus (iii) any increase in capitalized software, plus any decrease in capitalized software, annualized for the preceding three months to (b) the sum of (i) current portion of long term debt owing to Bank plus (ii) interest expense, annualized for the preceding three months.

                          "Eligible Accounts" means those Accounts that arise
in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 54; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon notification thereof to Borrower in accordance with the provisions hereof. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:







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                          (a)    Accounts that the account debtor has failed
to pay within ninety (90) days of invoice date;

                                 (a)(1)   Subject to certain exclusions for
credits over 90 days from invoice date;

                          (b)    Accounts with respect to an account debtor,
twenty-five percent (25%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

                          (c)    Accounts with respect to which the account
debtor is an officer, employee, or agent of Borrower;

                          (d)    Accounts with respect to which goods are
placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

                          (e)    Accounts with respect to which the account
debtor is an Affiliate of Borrower;

                          (f)    Accounts with respect to which the account
debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

                          (g)    Accounts with respect to which the account
debtor is the United States or any department, agency, or instrumentality of the United States;

                          (h)    Accounts with respect to which Borrower is
liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

                          (i)    Accounts with respect to an account debtor,
including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty percent (20%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

                          (j)    Accounts with respect to which the account
debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

                          (k)    Accounts the collection of which Bank
reasonably determines to be doubtful.

                          "Eligible Foreign Accounts" means Accounts with
respect to which the account debtor does not have its principal place of business in the United States and that (i) are supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank, or (ii) that Bank approves on a case-by-case basis.

                          "Equipment" means all present and future machinery,
equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

                          "ERISA" means the Employee Retirement Income Security
Act of  1974, as amended, and the regulations thereunder.

                          "Event of Default" has the meaning assigned in
Article 8.







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                          "GAAP" means generally accepted accounting principles
as in effect from time to time.

                          "Guarantors" means HTR, Inc., Coopers & Associates,
Inc. and Ivy Software, Inc.

                          "Indebtedness" means (a) all indebtedness for
borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and
(d) all Contingent Obligations.

                          "Insolvency Proceeding" means any proceeding
commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

                          "Intellectual Property Collateral" means:

                          (a)    Copyrights, Trademarks and Patents;

                          (b)    Any and all trade secrets, and any and all
intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                          (c)    Any and all design rights which may be
available to Borrower now or hereafter existing, created, acquired or held;

                          (d)    Any and all claims for damages by way of
past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                          (e)    All licenses or other rights to use any of
the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                          (f)    All amendments, renewals and extensions of
any of the Copyrights, Trademarks or Patents; and

                          (g)    All proceeds and products of the foregoing,
including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

                          "Inventory" means all present and future inventory in
which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing.

                          "Investment" means any beneficial ownership of
(including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

                          "IRC" means the Internal Revenue Code of 1986, as
amended, and the regulations thereunder.

                          "Letter of Credit" means a letter of credit issued
under this Agreement.







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                          "Lien" means any mortgage, lien, deed of trust,
charge, pledge, security interest or other encumbrance.

                          "Loan Documents" means, collectively, this Agreement,
any note or notes executed by Borrower, and any other agreement entered into between Borrower and Bank in connection with this Agreement, all as amended or extended from time to time.

                          "Material Adverse Effect" means a material adverse
effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

                          "Negotiable Collateral" means all of Borrower's
present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and Borrower's Books relating to any of the foregoing.

                          "Net Profit" means net profit less any increase in
capitalized software or plus any decrease in capitalized software.

                          "Obligations" means all debt, principal, interest,
Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

                          "Patents" means all patents, patent applications and
like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

                          "Periodic Payments" means all installments or similar
recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

                          "Permitted Indebtedness" means:

                          (a)    Indebtedness of Borrower in favor of Bank
arising under this Agreement or any other Loan Document;

                          (b)    Indebtedness existing on the Closing Date and
disclosed in the Schedule;

                          (c)    Indebtedness secured by a lien described in
clause (c) of the defined term "Permitted Liens," provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness; and

                          (d)    Subordinated Debt.

                          "Permitted Investment" means:

                          (a)    Investments existing on the Closing Date
disclosed in the Schedule;

                          (b)    (i)  marketable direct obligations issued or
unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors







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Service, Inc., (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank, and (iv) Bank's money market accounts.

                          "Permitted Liens" means the following:

                          (a)    Any Liens existing on the Closing Date and
disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

                          (b)    Liens for taxes, fees, assessments or other
governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have been terminated within 45 days after the date any filing is made to perfect such Liens;

                          (c)    Liens (i) upon or in any equipment acquired
or held by Borrower or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

                          (d)    Liens incurred in connection with the
extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

                          "Person" means any individual, sole proprietorship,
partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                          "Prime Rate" means the variable rate of interest, per
annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

                          "Quick Assets" means, at any date as of which the
amount thereof shall be determined, the consolidated cash, cash-equivalents, accounts receivable and investments, with maturities not to exceed 90 days, of Borrower determined in accordance with GAAP.

                          "Responsible Officer" means each of the Chief
Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of Borrower.

                          "Revolving Maturity Date" means February 15, 1999.

                          "Revolving Facility" means the facility under which
Borrower may request Bank to issue Advances, as specified in Section 21.1 hereof.

                          "Schedule" means the schedule of exceptions attached
hereto, if any.

                          "Shares" means the shares of capital stock of each of
the Guarantors.

                          "Subordinated Debt" means any debt incurred by
Borrower that is subordinated to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank).

                          "Subsidiary" means any corporation or partnership in
which (i) any general partnership interest or (ii) more than 50% of the stock of which by the terms thereof ordinary voting power to elect the Board







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of Directors, managers or trustees of the entity shall, at the time as of which any determination is being made, be owned by Borrower, either directly or through an Affiliate.

                          "Tangible Net Worth" means at any date as of which
the amount thereof shall be determined, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of Borrower and its Subsidiaries minus intangible assets, plus Subordinated Debt, on a consolidated basis determined in accordance with GAAP.

                          "Term Maturity Date" means July 15, 2001.

                          "Trademarks" means any trademark and servicemark
rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

                  1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations made hereunder shall be made in accordance with GAAP. When used herein, the terms "financial statements" shall include the notes and schedules thereto.

          2.      LOAN AND TERMS OF PAYMENT.

                  2.1     Credit Extensions.

                          Borrower promises to pay to the order of Bank, in
lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

                          2.1.1  Revolving Advances.

                          (a)    Subject to and upon the terms and conditions
of this Agreement, Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base minus, in each case, the face amount of outstanding Letters of Credit, including any drawn but unreimbursed Letters of Credit. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this
Section 2.1.1 may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1.1 shall be immediately due and payable. Borrower may prepay any Advances without penalty or premium.

                          (b)    Whenever Borrower desires an Advance,
Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this
Section 2.1.1 to Borrower's deposit account.

                          (c)    Letters of Credit.

                                 (i)     Subject to the terms and conditions
of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate outstanding face amount not to exceed (i) the lesser of the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii)







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the then outstanding principal balance of the Advances; provided the face amount of such Letters of Credit shall not in any case exceed $200,000. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement.

                                  (ii)    The obligation of Borrower to
immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit.

                                  (iii)   Borrower may request that Bank issue
a Letter of Credit payable in a currency other than United States dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

                                  (iv)    Upon the issuance of any Letter of
Credit payable in a currency other than United States Dollars, Bank shall create a reserve under the Committed Revolving Line for Letters of Credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such Letter of Credit. The amount of such reserve may be amended by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Committed Revolving Line shall be reduced by the amount of such reserve for so long as such Letter of Credit remains outstanding.

                          2.1.2   Term Advances.

                          (a)    Subject to and upon the terms and conditions
of this Agreement, at any time from the date hereof through February 15, 1999, Bank agrees to make advances (each a "Term Advance" and, collectively, the "Term Advances") to Borrower in an aggregate outstanding amount not to exceed $500,000 on a non-formula basis for general corporate purposes including the refinancing of several acquired companies.

                          (b)    Interest shall accrue from the date of each
Term Advance at the rate specified in Section 2.3((a)), and shall be payable monthly on the fifteenth day of each month through February 15, 1999. Any Term Advances that are outstanding on February 15, 1999 shall be payable in twenty-nine (29) equal monthly installments of principal, plus all accrued interest, beginning on March 15, 1999, and continuing on the same day of each month thereafter through July 15, 2001, at which time all amounts due under this Section 2.1.2 and any other amounts due under this Agreement shall be immediately due and payable. Borrower may prepay any Term Advances without penalty or premium.

                          (c)    When Borrower desires to obtain a Term
Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time one
(1) Business Day before the day on which the Term Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee.

                  2.2     Overadvances.   If any Advances hereunder exceed the
lesser of the Borrowing Base or the Committed Revolving Line, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

                  2.3     Interest Rates, Payments, and Calculations.

                          (a)    Interest Rates.







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                                  (i)     Advances.  Except as set forth in
Section 2.3((b)), the Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to Two Percent (2.0%) above the Prime Rate, provided such rate shall be reduced to One and One Quarter Percent (1.25%) above the Prime Rate, effective on the first day of the fiscal quarter following a fiscal quarter in which Borrower has achieved after-tax profitability in excess of $250,000 (provided the rate shall be 2.0% for any fiscal quarter thereafter following a fiscal quarter in which Borrower has not achieved after-tax profitability in excess of $250,000).

                                  (ii)    Term Advances.  Except as set forth
in Section 2.3((b)), the Term Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to Two and One Half Percent (2.5%) above the Prime Rate.

                           (b)    Late Fee; Default Rate.  If any payment is
not made within ten (10) days after the date such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) five percent (5%) of the amount of such unpaid amount or (ii) the maximum amount permitted to be charged under applicable law. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of an Event of Default.

                           (c)    Payments.  Interest hereunder shall be due
and payable on the fiifteenth calendar day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower's deposit accounts or against the Committed Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder. Bank shall deliver to Borrower statements of account in the ordinary course of business reflecting charges made hereunder.

                           (d)    Computation.  In the event the Prime Rate is
changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

                           (e)    Lockbox Account.  Borrower shall open and
maintain with Bank an account (the "Collateral Account") into which all funds received by Borrower from any source shall immediately be deposited. Borrower shall direct all account debtors to mail or deliver all checks or other forms of payment for amounts owing to Borrower to a post office box designated by Bank, over which Bank shall have exclusive and unrestricted access. Bank shall collect the mail delivered to such post office box, open such mail, and endorse and credit all items to the Collateral Account. Borrower shall direct all account debtors or other persons owing money to Borrower who make payments by electronic transfer of funds to wire such funds directly to the Collateral Account. Borrower shall hold in trust for Bank all amounts that Borrower receives despite the directions to make payments to the post office box or Collateral Account, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit into the Collateral Account. Borrower irrevocably authorizes Bank to transfer to the Collateral Account any funds that have been deposited into any other accounts or that Bank has otherwise received. Borrower shall not establish or maintain any accounts with any Person other than Bank except for accounts opened in the ordinary course of business from which all funds are transferred on a daily basis to the Collateral Account. Bank shall have all right, title and interest in all of the items from time to time in the Collateral Account and their proceeds. Neither Borrower nor any person claiming through Borrower shall have any right in or control over the use of, or any right to withdraw any amount from, the Collateral Account, which shall be under the sole control of Bank; provided, however, that so long as no Event of Default has occurred and is continuing Borrower shall have the right to make withdrawals from the Collateral Account for use in the ordinary course of business or for purposes not prohibited by the terms of this Agreement.







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                  2.4      Crediting Payments.  Prior to the occurrence of an
Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

                  2.5      Fees.  Borrower shall pay to Bank the following:

                           (a)    Facility Fee.  On the Closing Date, a
Facility Fee equal to $12,500, which shall be nonrefundable;

                           (b)    Bank Expenses.  On the Closing Date, all Bank
Expenses incurred through the Closing Date, including reasonable attorneys' fees and expenses and, after the Closing Date, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

                  2.6 Term. This Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the Term Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

          3.      CONDITIONS OF LOANS.

                  3.1 Conditions Precedent to Initial Credit Extension. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                           (a)    this Agreement;

                           (b)    a certificate of the Secretary of Borrower
with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

                           (c)    a financing statement (Form UCC-1);

                           (d)    an intellectual property security agreement;

                           (e)    a warrant to purchase stock;

                           (f)    evidence of Borrower's receipt of not less
than $5,000,000 from the issuance of its Series D Preferred stock and the conversion to stock of not less than $414,000 of notes payable to former HTR, Inc. shareholders;

                           (g)    guaranties and security agreements from the
Guarantors;

                           (h)    a subordination agreement with Sand Hill
Capital, LLC, and evidence of Borrower's commitment to receive not less than $500,000 of Subordinated Debt from Sand Hill Capital, LLC concurrently with the provision of Advances hereunder;

                           (i)    an audit of the Collateral, the results of
which shall be satisfactory to Bank; and

                           (j)    such other documents, and completion of such
other matters, as Bank may reasonably deem necessary or appropriate.

                  3.2 Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

                           (a)    timely receipt by Bank of the Payment/Advance
Form as provided in Section 2.1; and

                           (b)    the representations and warranties contained
in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2((b)).

          4.       CREATION OF SECURITY INTEREST.

                   4.1 Grant of Security Interest. Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule and for Permitted Liens, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof.

                   4.2 Delivery of Additional Documentation Required. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

                   4.3 Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours but no more than twice a year (unless an Event of Default has occurred and is continuing), to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

                   4.4 Pledge of Collateral. The certificate or certificates for the securities included in the Collateral, accompanied by an instrument of assignment duly executed in blank by Borrower, have been, or will be immediately upon the subsequent receipt thereof by Borrower, delivered by Borrower. Borrower shall cause the books of each entity whose shares are part of the Collateral and any transfer agent to reflect the pledge of the Shares. Upon the occurrence of an Event of Default hereunder, Bank may effect the transfer of any securities included in the Collateral into the name of Bank to the extent such transfer is necessary to satisfy the Obligations and cause new certificates representing such securities to be issued in the name of Bank or its assignees. Unless an Event of Default shall have occurred and be continuing, Borrower shall be entitled to exercise any voting rights with respect to the Collateral and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with any of the terms of this Agreement or which would constitute or create any violation of any of such terms. All such rights of Borrower to vote and give consents, waiver and ratifications shall cease in case such an Event of Default hereunder shall occur and be continuing, and Bank thereafter shall have the power to vote and give consents, waivers and ratifications on account of the Shares.

          5.      REPRESENTATIONS AND WARRANTIES.

                  Borrower represents and warrants as follows:

                  5.1 Due Organization and Qualification. Borrower and each Subsidiary is a corporation duly existing under the laws of its state of incorporation and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where failure to so qualify would not have a Material Adverse Effect.

                  5.2 Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Certificate of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

                  5.3 No Prior Encumbrances. Borrower has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

                  5.4 Bona Fide Eligible Accounts. The Eligible Accounts are bona fide existing obligations. The services giving rise to such Eligible Accounts have been performed and the account debtor has an unconditional obligation to pay Borrower for such services. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor that is included in any Borrowing Base Certificate as an Eligible Account.

                  5.5 Merchantable Inventory. All Inventory is in all material respects of good and marketable quality, free from all material defects, except for Inventory for which adequate reserves have been made.

                  5.6 Shares. Borrower has full power and authority to create a first lien on the Shares and no disability or contractual obligation exists that would prohibit Borrower from pledging the Shares pursuant to this Agreement. Borrower owns all of the issued and outstanding capital stock of each Guarantor. There are no subscriptions, warrants, rights of first refusal or other restrictions on, or options exercisable with respect to the Shares, other than in favor of Bank. The Shares have been and will be duly authorized and validly issued, and are fully paid and non-assessable. The Shares are not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and each Borrower knows of no reasonable grounds for the institution of any such proceedings. Borrower has good and indefeasible title to the Shares, free and clear of Liens.

                  5.7 Name; Location of Chief Executive Office. Except as disclosed in the Schedule, Borrower has not done business under any name during the past 5 years other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in
Section 10 hereof.

                  5.8 Litigation. Except as set forth in the Schedule, there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

                  5.9 No Material Adverse Change in Financial Statements. All consolidated financial statements related to Borrower and any Subsidiary that are delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

                  5.10 Solvency, Payment of Debts. Borrower is solvent and able to pay its debts (including trade debts) as they mature.

                  5.11 Regulatory Compliance. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

                  5.12 Environmental Condition. Except as disclosed in the Schedule, none of Borrower's or any Subsidiary's properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; to the best of Borrower's knowledge, no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and to the best of Borrower's knowledge, neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the releasing, or otherwise disposing of hazardous waste or hazardous substances into the environment.

                  5.13 Taxes. Borrower and each Subsidiary has filed or caused to be filed all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

                  5.14 Subsidiaries. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

                  5.15 Government Consents. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted, the failure to obtain which could have a Material Adverse Effect.

                  5.16 Full Disclosure. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

          6.      AFFIRMATIVE COVENANTS.

                  Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

                  6.1 Good Standing. Borrower shall maintain its and each of its Subsidiaries' corporate existence in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

                  6.2 Government Compliance. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

                  6.3     Financial Statements, Reports, Certificates.
Borrower shall deliver to Bank: (a) as soon as available, but in any event within thirty (30) days after the end of each calendar month, a Borrower prepared consolidated balance sheet and income statement prepared in accordance with GAAP covering Borrower's consolidated operations during such period, in a form and certified by a Responsible Officer; (b) as soon as available, but in any event within ninety (90) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied; (c) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Fifty Thousand Dollars ($50,000) or more; (d) promptly upon filing, copies of all filings made with the Securities and Exchange Commission, but in any case Form 10-K within ninety (90) days after the end of Borrower's fiscal year and Form 10-Q within forty-five (45) days after the end of each of Borrower's fiscal quarters; and (e) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

         Within ten (10) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable and accounts payable.

         Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.

         Bank shall have a right from time to time hereafter to audit Borrower's Accounts and appraise Collateral at Borrower's expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.

                  6.4 Inventory; Returns. Borrower shall keep all Inventory in good and marketable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

                  6.5 Taxes. Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

                  6.6      Insurance.

                           (a)    Borrower, at its expense, shall keep the
Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's. Bank shall be designated a beneficiary of a key-man life insurance policy on Narasimhan P. Kannan in an amount not less than $1,500,000.

                           (b)    All such policies of insurance shall be in
such form, with such companies, and in such amounts as reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty (20) days notice to Bank before canceling its policy for any reason. Upon Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor.

                  6.7 Principal Depository. Borrower shall maintain its principal depository and operating accounts with Bank through correspondent accounts with First Union National Bank. Borrower shall maintain at least fifty percent (50%) of its funds available for investment in interest and non-interest bearing accounts with Bank for so long as the rates offered by Bank are not less than 25 basis points below rates offered by similar institutions for similar instruments of the same maturity.

                  6.8 Quick Ratio. Borrower shall maintain, as of the last day of each fiscal quarter, a ratio of Quick Assets to Current Liabilities, less the current portion of Subordinated Debt, of at least 0.60 to 1.00, increasing to 0.75 to 1.00 from and after March 31, 1999.

                  6.9 Profitability. Borrower shall not suffer a net loss for the fiscal quarter ended June 30, 1998 in excess of $4,000,000, excluding non-operating restructuring expenses, a net loss in excess of $1,100,000 for the fiscal quarter ended September 30, 1998, or a net loss in excess of $500,000 for the fiscal quarter ended December 31, 1998. Borrower shall have a profit of not less than $1.00 on an operating and after-tax basis for each fiscal quarter beginning with the fiscal quarter ended March 31, 1999.

                  6.10 Term Liquidity Coverage. Until Bank receives evidence satisfactory to Bank that Borrower has achieved two consecutive fiscal quarters of operating and after-tax profitability, Borrower shall maintain a balance as of the last day of each calendar month of unrestricted cash and cash equivalents plus an amount equal to the Borrowing Base minus the outstanding Advances and outstanding Letters of Credit that is one and one half (1.5) times the sum of (i) the outstanding balance of the Term Advances plus (ii) the portion of Indebtedness relating to the acquisition of the Guarantors that is due on or before April 30, 1999.

                  6.11 Debt Service Coverage. Beginning the fiscal quarter ended December 31, 1998, Borrower shall maintain as of the last day of each fiscal quarter a Debt Service Coverage of at least 2.00 to 1.00.

                  6.12     Registration of Intellectual Property Rights.

                           (a)    Borrower shall register or cause to be
registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Exhibits A, B and C to the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement within thirty (30) days of the date of this Agreement. Borrower shall register or cause to be registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Borrower from time to time in connection with any product prior to the sale or licensing of such product to any third party, including without limitation major revisions or additions to the intellectual property rights listed on such Exhibits A, B and C.

                           (b)    Borrower shall execute and deliver such
additional instruments and documents from time to time as Bank shall reasonably request to perfect Bank's security interest in the Intellectual Property Collateral.

                           (c)    Borrower shall (i) protect, defend and
maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.

                           (d)    Bank may audit Borrower's Intellectual
Property Collateral to confirm compliance with this Section, provided such audit may not occur more often than once per year at Borrower's expense not to exceed $500, unless an Event of Default has occurred and is continuing. Bank shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this Section to take but which Borrower fails to take, after fifteen (15) days' notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section.

                  6.13 Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

          7.      NEGATIVE COVENANTS.

                  Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following:

                  7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than: (i) Transfers of Inventory in the ordinary course of business; (ii) Transfers of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries; or (iii) Transfers of surplus, worn-out or obsolete Equipment.

                  7.2 Change in Business. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto). Borrower will not, without thirty (30) days prior written notification to Bank, relocate its chief executive office.

                  7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

                  7.4 Indebtedness. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

                  7.5 Encumbrances. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

                  7.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that Borrower may repurchase the stock of former employees, officers, directors or consultants pursuant to stock repurchase agreements as long as an Event of Default does not exist or would not exist after giving effect to such repurchase.

                  7.7 Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

                  7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person.

                  7.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

                  7.10 Inventory. Store the Inventory with a bailee, warehouseman, or similar party unless Bank has received a pledge of the warehouse receipt covering such Inventory; provided, however, that Borrower may deposit software code in escrow for customers in the ordinary course of business. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory only at the location set forth in Section 10 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

                  7.11 Compliance. Become an "investment company" or be controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

          8.      EVENTS OF DEFAULT.

                  Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

                  8.1 Payment Default. If Borrower fails to pay, when due, any of the Obligations;

                  8.2 Covenant Default. If Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in
Article 7 of this Agreement, or fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future written agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within fifteen (15) days after Borrower receives written notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the fifteen
(15) day period or cannot after diligent attempts by Borrower be cured within such fifteen (15) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be required to be made during such cure period);

                  8.3 Material Adverse Change. If there occurs a Material Adverse Effect;

                  8.4 Attachment. If any material portion of the Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within twenty
(20) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of the Collateral, or if a notice of lien, levy, or assessment is filed of record with respect to any of the Collateral by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within twenty (20) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

                  8.5 Insolvency. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within thirty (30) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

                  8.6 Other Agreements. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse Effect;

                  8.7 Subordinated Debt. If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank or otherwise consented to in writing by Bank;

                  8.8 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of thirty (30) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

                  8.9     Misrepresentations.  If any material
misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

          9.      BANK'S RIGHTS AND REMEDIES.

                  9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                           (a)    Declare all Obligations, whether evidenced by
this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 all Obligations shall become immediately due and payable without any action by Bank);

                           (b)    Cease advancing money or extending credit to
or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

                           (c)    Settle or adjust disputes and claims directly
with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                           (d)    Make such payments and do such acts as Bank
considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

                           (e)    Set off and apply to the Obligations any and
all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

                           (f)    Ship, reclaim, recover, store, finish,
maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

                           (g)    Sell the Collateral at either a public or
private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate (provided that Bank shall promptly remit any excess to Borrower or such other Person, including Sand Hill Capital, LLC, as may have any right to such excess);

                           (h)    Bank may credit bid and purchase at any
public sale; and

                           (i)    Any deficiency that exists after disposition
of the Collateral as provided above will be paid immediately by Borrower.

                  9.2 Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; and (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

                  9.3 Accounts Collection. Upon the occurrence and during the continuance of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

                  9.4 Bank Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower: (a) make payment of the same or any part thereof; (b) set up such reserves under the Revolving Facility as Bank deems necessary to protect Bank from the exposure created by such failure; or
(c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

                  9.5 Bank's Liability for Collateral. So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

                  9.6 Remedies Cumulative. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver.
No delay by Bank shall constitute a waiver, election, or acquiescence by it.
No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

                  9.7 Demand; Protest. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

                  9.8 Disposition of Securities. Borrower recognizes that Bank may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended ("Act"), so that Bank may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and without a view to the distribution or resale thereof. Borrower understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and agrees that Bank has no obligation to delay the sale of any of the Collateral for the period of time necessary (even if Bank would agree), to register such securities for sale under the Act. Borrower agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

          10.    NOTICES.

                 Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

      If to Borrower:           UOL Publishing, Inc.
                                8251 Greensboro Drive, Suite 500
                                McLean, VA  22102
                                Attn:  Joanne O'Rourke Hindman
                                FAX:  (703) 893-1905

      If to Bank:               Imperial Bank
                                226 Airport Parkway
                                San Jose, CA  95110-1024
                                Attn:  Corporate Banking Center
                                FAX:  (408) 451-8523

      with a copy to:           Imperial Bank
                                211 North Union Street, Suite 100
                                Alexandria, VA  22314
                                Attn:  Jim Rutter
                                FAX:  (703) 838-5579

          The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

          11.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

                 This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the nonexclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

          12.    GENERAL PROVISIONS.

                 12.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

                 12.2 Indemnification. Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

                 12.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

                 12.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                 12.5 Amendments in Writing, Integration. This Agreement cannot be amended or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

                 12.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

                 12.7 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

          13.    JUDICIAL REFERENCE.

                         (a)    Other than (i) nonjudicial foreclosure and
all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisions remedies, as appropriate.

                           (b)    Except as expressly set forth in this
Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

                           (c)    The referee shall be required to determine
all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provisions.

                           (d)    In the event that the enabling legislation
which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

          14.    CONFIDENTIALITY.

                 In handling any confidential information Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the Subsidiaries or Affiliates of Bank in connection with their present or prospective business relations with Borrower, (ii) to prospective transferees or purchasers of any interest in the Advances or Term Advances, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank and (v) as Bank may determine in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either:
(a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, as evidenced by Bank's records in existence at the time of such disclosure, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information and provided such disclosure is not otherwise in violation of Borrower's rights.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                      UOL PUBLISHING, INC.



                      By:
                           -------------------------------------------

                      Title:
                             -----------------------------------------


                      IMPERIAL BANK


                      By:
                           -------------------------------------------

                      Title:
                            ------------------------------------------

                                   EXHIBIT A

                       COLLATERAL DESCRIPTION ATTACHMENT
                         TO LOAN AND SECURITY AGREEMENT

         All personal property of Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:

                  (i) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles, including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property, including securities and securities entitlements;

                  (ii) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Bank (herein referred to as "Bank" or "Secured Party") to sue in its own name and/or the name of the Debtor for past, present and future infringements of copyright;

                  (iii) all goods, including, without limitation, equipment and inventory (including, without limitation, all export inventory);

                  (iv)    all guarantees and other security therefor;

                  (v) all trademarks, service marks, trade names and service names and the goodwill associated therewith;

                  (vi) (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right (but not the obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"); and

                  (vii) all products and proceeds, including, without limitation, insurance proceeds, of any of the foregoing.

                                  EXHIBIT B

                 LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

         DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., Pacific Time

TO:  EMERGING GROWTH INDUSTRIES                  DATE:
                                                       ------------------------
FAX#:  (650)846-6840                             TIME:
                                                       ------------------------

-------------------------------------------------------------------------------
FROM:
      -------------------------------------------------------------------------
                             CLIENT NAME (BORROWER)

REQUESTED BY:
             ------------------------------------------------------------------
                            AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                     ----------------------------------------------------------

PHONE NUMBER:
             ------------------------------------------------------------------

FROM ACCOUNT #                             TO ACCOUNT #
              -------------------------                ------------------------

REQUESTED TRANSACTION TYPE                          REQUEST DOLLAR AMOUNT
--------------------------                          ---------------------

PRINCIPAL INCREASE (ADVANCE)               $
                                            -----------------------------------
PRINCIPAL PAYMENT (ONLY)                   $
                                            -----------------------------------
INTEREST PAYMENT (ONLY)                    $
                                            -----------------------------------
PRINCIPAL AND INTEREST (PAYMENT)           $
                                            -----------------------------------

OTHER INSTRUCTIONS:
                   ------------------------------------------------------------

-------------------------------------------------------------------------------

            All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

                                  BANK USE ONLY

TELEPHONE REQUEST:

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


--------------------------------        --------------------------------------
    Authorized Requester                            Phone #

--------------------------------        --------------------------------------
    Authorized Requester                            Phone #

------------------------------------------------------------------------------
                        Authorized Signature (Bank)
------------------------------------------------------------------------------

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE



---------------------------------------------------------------------------------------------------------------------------------
Borrower:  UOL Publishing, Inc.                                                   Lender:                     Imperial Bank


Commitment Amount:      $2,000,000
---------------------------------------------------------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
     1.                 Accounts Receivable Book Value as of _______                                          $__________________
     2.                 Additions (please explain on reverse)                                                 $__________________
     3.                 TOTAL ACCOUNTS RECEIVABLE                                                             $__________________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
     4.                 Amounts over 90 days from invoice date                    $__________________
     5.                 Credit balances over 90 days from invoice date            $__________________
     6.                 Balance of 25% over 90 day accounts                       $__________________
     7.                 Concentration Limits                                      $__________________
     8.                 Foreign Accounts                                          $__________________
     9.                 Governmental Accounts                                     $__________________
     10.                Contra Accounts                                           $__________________
     11.                Intercompany/Employee Accounts                            $__________________
     12.                Other (please explain on reverse)                         $__________________
     13.                TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                      $__________________
     14.                Eligible Accounts (#3 minus #13)                                                      $__________________
     15.                LOAN VALUE OF ACCOUNTS (75% of #14)                                                   $__________________

BALANCES
     16.                Maximum Loan Amount                                                                   $__________________
     17.                Total Funds Available [Lesser of #15 or #16]                                          $__________________
     18.                Present balance owing on Line of Credit                                               $__________________
     19.                Outstanding under Sublimits ( )                                                       $__________________
     20.                RESERVE POSITION (#17 minus #18 and #19)                                              $__________________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Imperial Bank.





UOL Publishing, Inc.


By:
    ---------------------------------
           Authorized Signer

                                  EXHIBIT D
                            COMPLIANCE CERTIFICATE

TO:           IMPERIAL BANK

FROM:         UOL Publishing, Inc.

            The undersigned authorized officer of UOL Publishing, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _____ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                          REQUIRED                                                        COMPLIES
------------------                          --------                                                        --------
Monthly financial statements                Monthly within 30 days                                  Yes                     No
Annual (CPA Audited)                        FYE within 90 days                                      Yes                     No
A/R & A/P Agings                            Monthly within 10 days                                  Yes                     No
A/R Audit                                   Initial and Semi-Annual                                 Yes                     No
   FINANCIAL COVENANT                       REQUIRED                                ACTUAL                  COMPLIES
   ------------------                       --------                                ------                  --------

   Maintain on a Quarterly Basis:
     Minimum Quick Ratio(1)                 0.60:1.00                               _____:1.00      Yes                     No
     Maximum Quarterly Loss/Profit          06/30 ($4,000,000)(2)                   $________       Yes                     No
                                            09/30 ($1,100,000) 12/31 ($500,000)
                                            Thereafter $1.00
   Minimum Liquidity (Monthly)(3)           1.50:1.0                                _____:1.00      Yes                     No
     Minimum Debt Service Coverage(4)       2.00:1.00                               _____:1.00      Yes                     No

(1)      Less current portion of Sub Debt.  Increases to 0.75:1.0 beginning
         3/31/99

(2)      Excluding non-operating restructuring expenses

(3) Liquidity covenant terminates after 2 consecutive fiscal quarters of operating and after-tax profitability

(4)      Debt Service Coverage begins 12/31/98.


COMMENTS REGARDING EXCEPTIONS:  See Attached.            ------------------------------------------------------------------
Sincerely,                                               BANK USE ONLY

----------------------------------------------           Received by:
SIGNATURE                                                            ------------------------------------------------------
                                                                                 AUTHORIZED SIGNER

----------------------------------------------           Date:
TITLE                                                         -------------------------------------------------------------

                                                         Verified:
----------------------------------------------                    ---------------------------------------------------------
DATE                                                                             AUTHORIZED SIGNER

                                                         Date:
                                                              -------------------------------------------------------------

                                                         Compliance Status:                                     Yes     No

                                                         ------------------------------------------------------------------

                       CORPORATE RESOLUTIONS TO BORROW



------------------------------------------------------------------------------

BORROWER:              UOL Publishing, Inc.

------------------------------------------------------------------------------

            I, the undersigned Secretary or Assistant Secretary of UOL Publishing, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

            I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

            I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

            BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

          NAMES                                        POSITIONS                                      ACTUAL SIGNATURES

-----------------------------------        ---------------------------------------           -------------------------------------

-----------------------------------        ---------------------------------------           -------------------------------------

-----------------------------------        ---------------------------------------           -------------------------------------

-----------------------------------        ---------------------------------------           -------------------------------------

-----------------------------------        ---------------------------------------           -------------------------------------

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

            BORROW MONEY. To borrow from time to time from Imperial Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of August 14, 1998 (the "Loan Agreement").

            EXECUTE LOAN AGREEMENT. To execute and deliver to Bank the Loan Agreement, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

            ISSUE WARRANTS. To issue warrants to Bank to purchase capital stock of the Corporation.

            GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

            NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

            FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

            BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

            I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

            IN WITNESS WHEREOF, I have hereunto set my hand on _______________, 19___ and attest that the signatures set opposite the names listed above are their genuine signatures.



                                  CERTIFIED TO AND ATTESTED BY:


                                  X
                                   ------------------------------------------


--------------------------------------------------------------------------------

                                  IMPERIAL BANK
                                   MEMBER FDIC

                         ITEMIZATION OF AMOUNT FINANCED
                            DISBURSEMENT INSTRUCTIONS
                                   (REVOLVER)


Name(s):                                          Date:


      $             paid to you directly by Cashiers Check No.

      $ credited to deposit account No. _____________ when Advances are requested

      $             amounts paid to Bank for

Amounts paid to others on your behalf:

      $7,500        to Imperial Bank for Loan Fee

      $  250        to Imperial Bank for Document Processing Fee

      $             to Imperial Bank for accounts receivable audit (estimate)

      $             to Bank counsel fees and expenses

      $             to

      $             to

      $             TOTAL (AMOUNT FINANCED)


Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.


------------------------------           -------------------------------------
           Signature                                     Signature

                                  IMPERIAL BANK
                                   MEMBER FDIC

                         ITEMIZATION OF AMOUNT FINANCED
                            DISBURSEMENT INSTRUCTIONS
                                   (TERM LOAN)


Name(s):                                    Date:

      $             paid to you directly by Cashiers Check No.

      $ credited to deposit account No. _____________ when Advances are requested

      $             amounts paid to Bank for

Amounts paid to others on your behalf:

      $5,000        to Imperial Bank for Loan Fee

      $  250        to Imperial Bank for Document Processing Fee

      $             to Imperial Bank for accounts receivable audit (estimate)

      $             to Bank counsel fees and expenses

      $             to

      $             to

      $             TOTAL (AMOUNT FINANCED)


Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.



------------------------------           -------------------------------------
           Signature                                     Signature

                         AGREEMENT TO PROVIDE INSURANCE


TO:         IMPERIAL BANK                       Date:       August 14, 1998
            226 Airport Parkway                 Borrower:  UOL Publishing, Inc.
            San Jose, California 95110


            In consideration of a loan in the amount of $2,500,000, secured by all tangible personal property including inventory and equipment.

            I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

            I/We also agree to advise the below named agent to add Imperial Bank as a loss payee on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

            I/We understand that the policy must contain:

            1.     Fire and extended coverage in an amount sufficient to cover:

                   (a)      The amount of the loan, OR

                   (b)      All existing encumbrances, whichever is greater,

            But not in excess of the replacement value of the improvements on the real property.

            2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Imperial Bank, or any other form acceptable to Bank.

                             INSURANCE INFORMATION

Insurance Co./Agent                            Telephone No.:

Agent's Address:

                            Signature of Obligor:
                                                 ------------------------------

                            Signature of Obligor:
                                                 ------------------------------


                               FOR BANK USE ONLY
-----------------------------------------------------
INSURANCE VERIFICATION:  Date:_______________________
Person Spoken to:____________________________________
Policy Number:_______________________________________
Effective Form:___________ To:_______________________
Verified By:_________________________________________
-----------------------------------------------------

--------------------------------------------------------------------------------
IMPERIAL BANK
   CALIFORNIA'S BUSINESS BANKS        AUTOMATIC DEBIT AUTHORIZATION
         MEMBER FDIC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To:       IMPERIAL BANK

Re:       LOAN #
                 ---------------------------------

You are hereby authorized and instructed to charge account No.
                                                              ------------------
in the name of UOL PUBLISHING, INC.
--------------------------------------------------------------------------------
for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

          (TM)3 Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

          (TM)4 Debit each principal payment is at becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Borrower Signature                       Date

-------------------------------------    --------------------------------------


-------------------------------------    --------------------------------------


-------------------------------------    --------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPERIAL BANK
   CALIFORNIA'S BUSINESS BANKS       AUTOMATIC DEBIT AUTHORIZATION
         MEMBER FDIC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To:       IMPERIAL BANK

Re:       LOAN #
                --------------------------

You are hereby authorized and instructed to charge account No.
                                                               -----------------
in the name of UOL PUBLISHING, INC.
--------------------------------------------------------------------------------
for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

          (TM)5 Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

          (TM)6 Debit each principal payment is at becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Borrower Signature                       Date

-------------------------------------    ---------------------------------------


-------------------------------------    ---------------------------------------


-------------------------------------    ---------------------------------------

--------------------------------------------------------------------------------

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

                          (Coopers & Associates, Inc.)

      This Intellectual Property Security Agreement is entered into as of August 14, 1998 by and between Imperial Bank ("Bank") and Coopers & Associates, Inc. ("Grantor").

                                    RECITALS

      Bank and UOL Publishing, Inc. are parties to that certain loan agreement of even date (as amended from time to time, the "Loan Agreement"). Capitalized terms used herein have the meaning assigned in the Grantor Documents. Pursuant to the terms of that certain Unconditional Guaranty and that certain Security Agreement, each of even date herewith (the "Grantor Documents"), Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under the Collateral.

      NOW, THEREFORE, Grantor agrees as follows:

                                    AGREEMENT

      To secure performance of its obligations under the Grantor Documents, Grantor grants to Bank a security interest in all of Grantor's right, title and interest in Grantor's intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits). The security interest granted hereby shall terminate immediately and automatically upon satisfaction of the Obligations, as defined in the Loan Agreement.

      Grantor shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Schedules A, B and C hereto within thirty (30) days of the date of this Agreement. Grantor shall register or cause to be registered on an expedited basis with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Grantor from time to time in connection with any product prior to the sale or licensing of such product to any third party (including without limitation revisions or additions to the intellectual property rights listed on such Schedules A, B and C). Grantor shall from time to time, execute and file such other instruments, and take such further actions as Bank may reasonably request from time to time to perfect or continue the perfection of Bank's interest in the intellectual property.

      This security interest is granted in conjunction with the security interest granted to Bank under the Grantor Documents. Each right, power and remedy of Bank provided for herein shall not preclude the simultaneous or later exercise by Bank of any or all other rights, powers or remedies.

      IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed as of the first date written above.

Address of Grantor:                     Coopers & Associates, Inc.


8251 Greensboro Drive, Suite 500        By:
McLean, VA  22102                          ---------------------------------

                                        Title:
                                              ------------------------------
Attn:  Joanne O'Rourke Hindman

Address of Bank:                        IMPERIAL BANK

226 Airport Parkway                     By:
San Jose, CA  95110                         --------------------------------

Attn:  Corporate Banking Center         Title:
                                              ------------------------------

                                  EXHIBIT A

                                 Copyrights


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    ------------     --------------




                                    EXHIBIT B

                                     Patents


                                               Registration/    Registration/
                                                Application      Application
Description                                       Number            Date
-----------                                    ------------     --------------




                                    EXHIBIT C

                                   Trademarks


                                               Registration/    Registration/
                                                Application      Application
Description                                       Number            Date
-----------                                    ------------     --------------




                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                   (HTR, Inc.)

      This Intellectual Property Security Agreement is entered into as of August 14, 1998 by and between Imperial Bank ("Bank") and HTR, Inc. ("Grantor").

                                    RECITALS

      Bank and UOL Publishing, Inc. are parties to that certain loan agreement of even date (as amended from time to time, the "Loan Agreement"). Capitalized terms used herein have the meaning assigned in the Grantor Documents. Pursuant to the terms of that certain Unconditional Guaranty and that certain Security Agreement, each of even date herewith (the "Grantor Documents"), Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under the Collateral.

      NOW, THEREFORE, Grantor agrees as follows:

                                    AGREEMENT

      To secure performance of its obligations under the Grantor Documents, Grantor grants to Bank a security interest in all of Grantor's right, title and interest in Grantor's intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits). The security interest granted hereby shall terminate immediately and automatically upon satisfaction of the Obligations, as defined in the Loan Agreement.

      Grantor shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Schedules A, B and C hereto within thirty (30) days of the date of this Agreement. Grantor shall register or cause to be registered on an expedited basis with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Grantor from time to time in connection with any product prior to the sale or licensing of such product to any third party (including without limitation revisions or additions to the intellectual property rights listed on such Schedules A, B and C). Grantor shall from time to time, execute and file such other instruments, and take such further actions as Bank may reasonably request from time to time to perfect or continue the perfection of Bank's interest in the intellectual property.

      This security interest is granted in conjunction with the security interest granted to Bank under the Grantor Documents. Each right, power and remedy of Bank provided for herein shall not preclude the simultaneous or later exercise by Bank of any or all other rights, powers or remedies.

      IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed as of the first date written above.

Address of Grantor:                     HTR, Inc.

8251 Greensboro Drive, Suite 500        By:
McLean, VA  22102                          -----------------------------------

                                        Title:
                                              --------------------------------
Attn:  Joanne O'Rourke Hindman

Address of Bank:                        IMPERIAL BANK

226 Airport Parkway                     By:
San Jose, CA  95110                        -----------------------------------
Attn:  Corporate Banking Center         Title:
                                              --------------------------------

                                    EXHIBIT A

                                   Copyrights


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number           Date
-----------                                    -------------    --------------




                                    EXHIBIT B

                                     Patents


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    -------------    --------------




                                    EXHIBIT C

                                   Trademarks


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    -------------    --------------




                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

                              (Ivy Software, Inc.)

      This Intellectual Property Security Agreement is entered into as of August 14, 1998 by and between Imperial Bank ("Bank") and Ivy Software, Inc. ("Grantor").

                                    RECITALS

      Bank and UOL Publishing, Inc. are parties to that certain loan agreement of even date (as amended from time to time, the "Loan Agreement"). Capitalized terms used herein have the meaning assigned in the Grantor Documents. Pursuant to the terms of that certain Unconditional Guaranty and that certain Security Agreement, each of even date herewith (the "Grantor Documents"), Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under the Collateral.

      NOW, THEREFORE, Grantor agrees as follows:

                                    AGREEMENT

      To secure performance of its obligations under the Grantor Documents, Grantor grants to Bank a security interest in all of Grantor's right, title and interest in Grantor's intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits). The security interest granted hereby shall terminate immediately and automatically upon satisfaction of the Obligations, as defined in the Loan Agreement.

      Grantor shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Schedules A, B and C hereto within thirty (30) days of the date of this Agreement. Grantor shall register or cause to be registered on an expedited basis with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Grantor from time to time in connection with any product prior to the sale or licensing of such product to any third party (including without limitation revisions or additions to the intellectual property rights listed on such Schedules A, B and C). Grantor shall from time to time, execute and file such other instruments, and take such further actions as Bank may reasonably request from time to time to perfect or continue the perfection of Bank's interest in the intellectual property.

      This security interest is granted in conjunction with the security interest granted to Bank under the Grantor Documents. Each right, power and remedy of Bank provided for herein shall not preclude the simultaneous or later exercise by Bank of any or all other rights, powers or remedies.

      IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed as of the first date written above.

Address of Grantor:                     Ivy Software, Inc.


8251 Greensboro Drive, Suite 500        By:
McLean, VA  22102                          ---------------------------------
                                        Title:
                                              ------------------------------
Attn:  Joanne O'Rourke Hindman

Address of Bank:                        IMPERIAL BANK

226 Airport Parkway                     By:
San Jose, CA  95110                        ---------------------------------
Attn:  Corporate Banking Center         Title:
                                              ------------------------------

                                    EXHIBIT A

                                   Copyrights


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    -------------    --------------




                                    EXHIBIT B

                                     Patents


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    -------------    --------------




                                    EXHIBIT C

                                   Trademarks


                                               Registration/    Registration/
                                                Application      Application
Description                                        Number            Date
-----------                                    -------------    --------------



                             SUBORDINATION AGREEMENT


      This Subordination Agreement is made as of August 14, 1998, by and between Sand Hill Capital, LLC ("Creditor"), and Imperial Bank ("Bank").

                                    Recitals

      A. UOL Publishing, Inc. ("Borrower") has requested and/or obtained certain loans or other credit accommodations from Bank to Borrower which are or may be from time to time secured by assets and property of Borrower.

      B. Creditor has extended loans or other credit accommodations to Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time.

      C. In order to induce Bank to extend credit to Borrower and, at any time or from time to time, at Bank's option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as Bank may deem advisable, Creditor is willing to subordinate: (i) all of Borrower's indebtedness and obligations to Creditor, whether presently existing or arising in the future (the "Subordinated Debt") to all of Borrower's indebtedness and obligations to Bank; and (ii) all of Creditor's security interests, if any, to all of Bank's security interests in the Borrower's property.

      NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

      1. Creditor subordinates to Bank any security interest or lien that Creditor may have in any property of Borrower. Notwithstanding the respective dates of attachment or perfection of the security interest of Creditor and the security interest of Bank, the security interest of Bank in the Collateral, as defined in the Loan and Security Agreement, of even date herewith, between Borrower and Bank (the "Loan Agreement"), shall at all times be prior to the security interest of Creditor.

      2. All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to Bank now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys' fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding, and all obligations under the Loan Agreement (the "Senior Debt").

      3. Subject to the balance of this Section 3, Borrower may make regularly scheduled interest payments to Creditor and Creditor may receive such payments. Upon (i) the occurrence and continuation of an Event of Default relating to the Senior Debt and (ii) written notice thereof to Creditor from Bank (a "Payment Blockage Notice"), Creditor may not exercise any remedy nor receive any payment with respect to the Subordinated Debt for each period (each a "Payment Blockage Period") commencing on the date of the Payment Blockage Notice and ending on the earliest to occur of the following events:

         (a) such Event of Default has been cured or has been waived by Bank in writing;

         (b) 180 days have passed from the date of such Payment Blockage Notice, unless at the expiration of such period any judicial proceeding shall be pending in respect to such Event of Default that stays or prevents the acceleration of the Senior Debt or the exercise of Bank's remedies in connection therewith, in which event such period shall be extended during the period that such judicial proceeding is pending; or

         (c) such Senior Debt has been discharged or paid in full and Bank's commitment, if any, with respect thereto has been terminated;

immediately after which Creditor may exercise such remedies and Borrower may make all required payments in respect of the Subordinated Debt. Subject to clause (ii), above, Payment Blockage Period(s) shall not cover more than 180 days in any consecutive period of 365 days. Notwithstanding the foregoing, Creditor may accelerate the Subordinated Debt after the expiration of a Payment Blockage Period, but Creditor may not exercise remedies or receive payments on account of the Subordinated Debt after Bank has accelerated the Senior Debt and begun to exercise remedies against the Collateral or Borrower in connection with such acceleration. All such payments shall, in any case, be subject to Bank's first priority security interest in all of the Collateral.

      4. Creditor shall promptly deliver to Bank in the form received (except for endorsement or assignment by Creditor where required by Bank) for application to the Senior Debt any payment, distribution, security or proceeds received by Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

      5. In the event of Borrower's insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and Bank's claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to Creditor.

      6. For so long as any of the Senior Debt remains unpaid, Creditor irrevocably appoints Bank as Creditor's attorney-in-fact, and grants to Bank a power of attorney with full power of substitution, in the name of Creditor or in the name of Bank, for the use and benefit of Bank, without notice to Creditor, to perform at Bank's option the following acts in any bankruptcy, insolvency or similar proceeding involving Borrower:

         (i) To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Bank elects, in its sole discretion, to file such claim or claims; and

         (ii) To accept or reject any plan of reorganization or arrangement on behalf of Creditor and to otherwise vote Creditor's claims in respect of any Subordinated Debt in any manner that Bank deems appropriate for the enforcement of its rights hereunder.

      7. Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement. No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that Creditor may have in any property of Borrower. By way of example, such instruments shall not be amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt.

      8. This Agreement shall remain effective for so long as Borrower owes any amounts to Bank under the Loan Agreement or otherwise. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Bank for any reason (including, without limitation, the bankruptcy of Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Creditor shall immediately pay over to Bank all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Creditor, Bank may take such actions with respect to the Senior Debt as Bank, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect Bank's rights hereunder. Creditor waives the benefits, if any, of Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

      9. This Agreement shall bind any successors or assignees of Creditor and shall benefit any successors or assigns of Bank. This Agreement is solely for the benefit of Creditor and Bank and not for the benefit of Borrower or any other party. Creditor further agrees that if Borrower is in the process of refinancing a portion of the Senior Debt with a new lender, and if Bank makes a request of Creditor, Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

      10. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

      11. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles. Creditor and Bank submit to the exclusive jurisdiction of the state and federal courts located in Santa Clara County, California. CREDITOR AND BANK WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

      12. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Creditor is not relying on any representations by Bank or Borrower in entering into this Agreement, and Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by Creditor and Bank.

      13. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys' fees, incurred in such action.

      14. JUDICIAL REFERENCE.

          (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted
Rule). Each party shall have one peremptory challenge pursuant to CCP Section
170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisions remedies, as appropriate.

         (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

         (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provisions.

         (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                    "Creditor"

                                     SAND HILL CAPITAL, LLC


                                     By:
                                         -------------------------------------

                                     Title:
                                           -----------------------------------


                                     "Bank"

                                     IMPERIAL BANK


                                     By:
                                        --------------------------------------

                                     Title:
                                           -----------------------------------

The undersigned approves of the terms of this Agreement.

                                     "Borrower"

                                     UOL PUBLISHING, INC.


                                     By:
                                        --------------------------------------

                                     Title:
                                           -----------------------------------

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT


      This Intellectual Property Security Agreement is entered into as of August 14, 1998 by and between IMPERIAL BANK ("Bank") and UOL PUBLISHING, INC. ("Grantor").

                                    RECITALS

      A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

      B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

      To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof. The security interest granted hereby shall terminate immediately and automatically upon satisfaction of the Obligations, as defined in the Loan Agreement.

      This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

      IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.



                                        GRANTOR:

Address of Grantor:                     UOL PUBLISHING, INC.

8251 Greensboro Drive, Suite 500
McLean, VA 22102 By:

Attn:                                   Title:
       ---------------------                  --------------------------------


                                        BANK:

Address of Bank:                        IMPERIAL BANK

226 Airport Parkway
San Jose, CA 95110                      By:
                                           -----------------------------------

Attn:  Corporate Banking Center         Title:
                                              --------------------------------

                                    EXHIBIT A

                                   Copyrights


                                                  Registration/  Registration/
                                                   Application    Application
Description                                          Number           Date
-----------                                       -------------  --------------




                                    EXHIBIT B

                                     Patents


                                                  Registration/  Registration/
                                                   Application    Application
Description                                          Number           Date
-----------                                       -------------  --------------




                                    EXHIBIT C

                                   Trademarks


                                                  Registration/  Registration/
                                                   Application    Application
Description                                          Number           Date
-----------                                       -------------  --------------



                               SECURITY AGREEMENT


      This Security Agreement is made and entered into as of August 14, 1998 by and between the undersigned ("Debtor"), and Imperial Bank (the "Bank").

                                    RECITALS

      WHEREAS, the Bank proposes to enter into a transaction with UOL Publishing, Inc. ("Borrower"), which is an affiliate of Debtor, pursuant to a Loan and Security Agreement ('the "Loan Agreement") of even date herewith.

      WHEREAS, Debtor has requested Bank to enter into the Loan Agreement, and expects to derive economic benefit from Bank's doing so and dealing with Borrower in accordance with the Loan Agreement.

      WHEREAS Debtor wishes to guarantee performance and payment of all obligations under the Loan Agreement, and to secure that guarantee with substantially all of its assets.

      NOW, THEREFORE, Debtor and the Bank agree as follows:

      1. Grant of Security Interest. Debtor hereby grants to the Bank a security interest in the Collateral (as defined in Section 2 below) to secure Debtor's performance of the obligations set forth in Section 3 below.

      2. Collateral. The collateral covered by this Security Agreement (the "Collateral") shall consist of the property described in Exhibit A attached hereto.

      3. Debtor's Obligations Secured Hereby. This Security Agreement secures all of Debtor's obligations under that certain Unconditional Guaranty of even date herewith, as such Guaranty is amended from time to time ("Obligations of Debtor").

      4. Debtor's Representations and Warranties. Debtor represents and warrants as follows:

         (a) Authorization. Debtor has authority and has obtained all approvals and consents necessary to enter into this Security Agreement, and Debtor's execution, delivery and performance of this Security Agreement will not violate or conflict with the terms of Debtor's Articles of Incorporation or Bylaws or any statute, regulation, ordinance, rule of law, agreement, contract, mortgage, indenture, bond, bill, note, or other instrument or writing binding upon Debtor or to which Debtor is subject.

         (b) Title. All Collateral currently in Debtor's possession or under Debtor's control is owned by and is as represented by Debtor and is free of all liens, encumbrances and other security interests, other than security interests or lessors' interests that are described on Attachment A hereto (the "Prior Security Interests").

         (c) Accounts. Each of Debtor's Accounts is genuine, as appearing on its face, enforceable in accordance with its terms (subject to reserves that occur in the ordinary course of business and that are accounted for in accordance with generally accepted accounting principles), free of set-off, counterclaim and defenses, and represents indebtedness, obligations, interests or property justly owing to and owned by Debtor in the amount or as therein provided.

      5. Debtor's Covenants. Debtor agrees and covenants as follows:

         (a) Further Encumbrances. Except as may be required by the terms and conditions of the Prior Security Interests, and except for subordinated financing of Debtor by banks or other financial institutions or purchase money secured financing, until the Obligations of Debtor secured under this Security Agreement shall have been repaid in full, Debtor shall not grant a security interest in any of the Collateral other than to the Bank or execute any financing statements covering any of the Collateral in favor of any person other than the Secured Parties.

         (b) Use of Collateral. The Collateral will not be used for any unlawful purpose or in any way that will void any insurance required to be carried in connection therewith. Debtor will keep the Collateral free and clear of liens and adverse claims other than the Prior Security Interests and, as appropriate and applicable, will keep it in good condition and repair, and will clean, shelter, and otherwise care for the Collateral in all such ways as are considered good practice by owners of like property.

         (c) Insurance of Collateral. The Collateral will be insured at Debtor's expense against all risks commonly insured by owners of like property. Debtor agrees to pay when due all premiums for such insurance and all taxes, license fees and other charges in connection with the Collateral. If the Bank shall take possession of the Collateral, the Bank may, subject to the Prior Security Interests, surrender the policies and receive and retain the unearned premiums thereon.

         (d) Indemnification. Debtor shall indemnify the Bank against all losses, claims, demands and liabilities of any kind caused by the Collateral.

         (e) Perfection of Security Interest. Debtor shall execute and deliver such documents as the Bank reasonably deems necessary to create, perfect and continue the security interest in the Collateral contemplated hereby.

         (f) Collection of Accounts. Until the Bank shall elect to do so in accordance with this Security Agreement, Debtor shall diligently collect all of its Accounts and proceeds of the Collateral and shall hold such Accounts and proceeds subject to a security interest of Bank to secure the obligations secured hereby, provided, however, that Debtor may use such proceeds in the ordinary course of business.

         (g) Records. Debtor shall prepare and keep, in accordance with generally accepted accounting principles consistently applied, complete and accurate records regarding all Collateral and, if and when requested by the Bank, shall prepare and deliver a complete and accurate schedule of all the Collateral in such detail as the Bank may reasonably request.

         (h) Assignments. If and when requested by the Bank, and to the extent consistent with the Prior Security Interests, Debtor shall upon any Event of Default (as defined in the Loan Agreement) prepare and deliver to the Bank written assignment of all Accounts, instruments, documents and other evidence thereof.

         (i) Inspection of Debtor's Books. Debtor shall permit the Bank or its designee at reasonable times and from time to time to inspect Debtor's books, records and properties and to audit and to make copies of extracts from such books and records.

         (j) Fees and Costs. Upon any Event of Default (as defined in Section 6 below), Debtor shall pay all expenses, including reasonable attorneys' fees, incurred by Bank in the preservation, realization, enforcement or exercise of any Bank's rights under this Security Agreement.

         (k) Out-of-Pocket Expenses of Bank. Debtor will reimburse the Bank for any out-of-pocket costs and expenses incurred by it in connection with filings, recordations or registrations made for the purpose of perfecting the security interest in the Collateral hereunder.

      6. Events of Default. The occurrence of any Event of Default under the Loan Agreement shall constitute an "Event of Default" under this Security Agreement.

      7. Remedies on Default. Upon the occurrence of an Event of Default, the Bank shall have all rights, privileges, powers and remedies provided by law, including, but not limited to, exercise of any or all of the following remedies.

         (a) Payment Under the Guaranty. The Bank may declare all amounts outstanding under the Loan Agreement and the Guaranty to be immediately due and payable, and thereupon all such amounts shall be and become immediately due and payable to the Bank.

         (b) Possession of Collateral. The Bank may take possession of all Collateral covered hereby (which Collateral Debtor will assemble and make available to Bank).

         (c) Use, Operation and Sale of Collateral by Bank. The Bank may use, operate, consume and sell the Collateral in its possession as appropriate for the purpose of performing Debtor's obligations with respect thereto to the extent necessary to satisfy the Obligations of Debtor.

      8. Payments after an Event of Default. All payments received and amounts realized by the Bank pursuant to Section 7, including all such payments and amounts received after the Bank has declared the entire unpaid principal and interest amount of the Note to be due and payable pursuant to Section 7(a), as well as all payments or amounts then held or thereafter received by the Bank as part of the Collateral while an Event of Default shall be continuing, shall be promptly applied and distributed by the Bank in the following order of priority:

         (a) first, to the payment of all costs and expenses, including reasonable legal expenses and attorneys fees, incurred or made hereunder by the Bank, including any such costs and expenses of foreclosure or suit, if any, and of any sale or the exercise of any other remedy under this Section 8, and of all taxes, assessments or liens superior to the lien granted under this Security Agreement;

         (b) second, to the payment to the Bank of the amount then owing on the Note and in case the payments received and amounts realized by the Bank shall be insufficient to pay in full the whole amount so owing, then first to the payment of unpaid interest on the Note and second to the payment of unpaid principal thereof; and

         (c) third, to the payment of the balance, if any, to the Debtor or its successors and assigns.

      9. Power of Attorney. Debtor hereby appoints the Bank, its attorney-in-fact to prepare, sign and file or record, for Debtor in Debtor's name, any financing statements, applications for registration and like papers and to take any other action deemed by the Bank necessary or desirable in order to perfect the security interest of the Bank hereunder, and to perform any obligations of Debtor hereunder, at Debtor's expense, but without obligation to do so.

      10. Remedies Cumulative. The rights, privileges, powers and remedies afforded to Bank hereunder shall be cumulative, and no single or partial exercise of any of them shall preclude the further or other exercise of the same or any of them.

      11. Successors and Assigns. This Security Agreement, together with the covenants and warranties contained herein, shall inure to the benefit of the Bank and its successors and assigns, and shall be binding upon Debtor and it successors and assigns.

      12. Presentment, etc. Debtor hereby waives presentment, protest, notice of protest, notice of dishonor and notice of nonpayment with respect to any proceeds to which the Bank is entitled hereunder any rights to direct the application of payments for security for indebtedness of Debtor hereunder, or indebtedness of customers of Debtor, and hereby waives any right to require proceedings against others or to require exhaustion of security.

      13. Notices. Any notice required or permitted to be given to a party pursuant to the provisions of this Security Agreement will be in writing and will be effective and deemed given under this Security Agreement on the earliest of: (a) the date of personal delivery; (b) the date of delivery by facsimile; or
(c) the business day after deposit with a nationally-recognized courier or overnight service, including Federal Express or Express Mail, for United States deliveries or three (3) business days after such deposit for deliveries outside of the United States. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth in the Loan Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto. All notices or delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service, including Express Mail. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice.

      14. Governing Law; Consent to Jurisdiction. This Security Agreement shall be governed and construed under the laws of the State of California as applied among California residents, made and to be performed entirely within the State of California, without regard to conflicts of laws principles.

      15. Enforcement. If any portion of this Security Agreement is determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible with the same effect as if the invalid or unenforceable portion were omitted from this Security Agreement.

      16. JUDICIAL REFERENCE.

          (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted
Rule). Each party shall have one peremptory challenge pursuant to CCP Section
170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

         (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

         (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this Section 13.

         (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

      17. Counterparts. This Security Agreement may be signed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date set forth above.


IVY SOFTWARE, INC.                      IMPERIAL BANK


By:                                     By:
   -------------------------               --------------------------------

Name:                                   Name:
     -----------------------                  -----------------------------

Title:                                  Title:
      ----------------------                  -----------------------------

                                    EXHIBIT A

                        COLLATERAL DESCRIPTION ATTACHMENT
                              TO SECURITY AGREEMENT

      All personal property of Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:

      (a) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles, including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property, including securities and securities entitlements;

      (b) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Bank (herein referred to as "Bank" or "Secured Party") to sue in its own name and/or the name of the Debtor for past, present and future infringements of copyright;

      (c) all goods, including, without limitation, equipment and inventory (including, without limitation, all export inventory);

      (d) all guarantees and other security therefor;

      (e) all trademarks, service marks, trade names and service names and the goodwill associated therewith;

      (f) (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right (but not the obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"); and

      (g) all products and proceeds, including, without limitation, insurance proceeds, of any of the foregoing.

                               SECURITY AGREEMENT


      This Security Agreement is made and entered into as of August 14, 1998 by and between the undersigned ("Debtor"), and Imperial Bank (the "Bank").

                                    RECITALS

      WHEREAS, the Bank proposes to enter into a transaction with UOL Publishing, Inc. ("Borrower"), which is an affiliate of Debtor, pursuant to a Loan and Security Agreement ('the "Loan Agreement") of even date herewith.

      WHEREAS, Debtor has requested Bank to enter into the Loan Agreement, and expects to derive economic benefit from Bank's doing so and dealing with Borrower in accordance with the Loan Agreement.

      WHEREAS Debtor wishes to guarantee performance and payment of all obligations under the Loan Agreement, and to secure that guarantee with substantially all of its assets.

      NOW, THEREFORE, Debtor and the Bank agree as follows:

      1. Grant of Security Interest. Debtor hereby grants to the Bank a security interest in the Collateral (as defined in Section 2 below) to secure Debtor's performance of the obligations set forth in Section 3 below.

      2. Collateral. The collateral covered by this Security Agreement (the "Collateral") shall consist of the property described in Exhibit A attached hereto.

      3. Debtor's Obligations Secured Hereby. This Security Agreement secures all of Debtor's obligations under that certain Unconditional Guaranty of even date herewith, as such Guaranty is amended from time to time ("Obligations of Debtor").

      4. Debtor's Representations and Warranties. Debtor represents and warrants as follows:

         (a) Authorization. Debtor has authority and has obtained all approvals and consents necessary to enter into this Security Agreement, and Debtor's execution, delivery and performance of this Security Agreement will not violate or conflict with the terms of Debtor's Articles of Incorporation or Bylaws or any statute, regulation, ordinance, rule of law, agreement, contract, mortgage, indenture, bond, bill, note, or other instrument or writing binding upon Debtor or to which Debtor is subject.

         (b) Title. All Collateral currently in Debtor's possession or under Debtor's control is owned by and is as represented by Debtor and is free of all liens, encumbrances and other security interests, other than security interests or lessors' interests that are described on Attachment A hereto (the "Prior Security Interests").

         (c) Accounts. Each of Debtor's Accounts is genuine, as appearing on its face, enforceable in accordance with its terms (subject to reserves that occur in the ordinary course of business and that are accounted for in accordance with generally accepted accounting principles), free of set-off, counterclaim and defenses, and represents indebtedness, obligations, interests or property justly owing to and owned by Debtor in the amount or as therein provided.

      5. Debtor's Covenants. Debtor agrees and covenants as follows:

         (a) Further Encumbrances. Except as may be required by the terms and conditions of the Prior Security Interests, and except for subordinated financing of Debtor by banks or other financial institutions or purchase money secured financing, until the Obligations of Debtor secured under this Security Agreement shall have been repaid in full, Debtor shall not grant a security interest in any of the Collateral other than to the Bank or execute any financing statements covering any of the Collateral in favor of any person other than the Secured Parties.

         (b) Use of Collateral. The Collateral will not be used for any unlawful purpose or in any way that will void any insurance required to be carried in connection therewith. Debtor will keep the Collateral free and clear of liens and adverse claims other than the Prior Security Interests and, as appropriate and applicable, will keep it in good condition and repair, and will clean, shelter, and otherwise care for the Collateral in all such ways as are considered good practice by owners of like property.

         (c) Insurance of Collateral. The Collateral will be insured at Debtor's expense against all risks commonly insured by owners of like property. Debtor agrees to pay when due all premiums for such insurance and all taxes, license fees and other charges in connection with the Collateral. If the Bank shall take possession of the Collateral, the Bank may, subject to the Prior Security Interests, surrender the policies and receive and retain the unearned premiums thereon.

         (d) Indemnification. Debtor shall indemnify the Bank against all losses, claims, demands and liabilities of any kind caused by the Collateral.

         (e) Perfection of Security Interest. Debtor shall execute and deliver such documents as the Bank reasonably deems necessary to create, perfect and continue the security interest in the Collateral contemplated hereby.

         (f) Collection of Accounts. Until the Bank shall elect to do so in accordance with this Security Agreement, Debtor shall diligently collect all of its Accounts and proceeds of the Collateral and shall hold such Accounts and proceeds subject to a security interest of Bank to secure the obligations secured hereby, provided, however, that Debtor may use such proceeds in the ordinary course of business.

         (g) Records. Debtor shall prepare and keep, in accordance with generally accepted accounting principles consistently applied, complete and accurate records regarding all Collateral and, if and when requested by the Bank, shall prepare and deliver a complete and accurate schedule of all the Collateral in such detail as the Bank may reasonably request.

         (h) Assignments. If and when requested by the Bank, and to the extent consistent with the Prior Security Interests, Debtor shall upon any Event of Default (as defined in the Loan Agreement) prepare and deliver to the Bank written assignment of all Accounts, instruments, documents and other evidence thereof.

         (i) Inspection of Debtor's Books. Debtor shall permit the Bank or its designee at reasonable times and from time to time to inspect Debtor's books, records and properties and to audit and to make copies of extracts from such books and records.

         (j) Fees and Costs. Upon any Event of Default (as defined in Section 6 below), Debtor shall pay all expenses, including reasonable attorneys' fees, incurred by Bank in the preservation, realization, enforcement or exercise of any Bank's rights under this Security Agreement.

         (k) Out-of-Pocket Expenses of Bank. Debtor will reimburse the Bank for any out-of-pocket costs and expenses incurred by it in connection with filings, recordations or registrations made for the purpose of perfecting the security interest in the Collateral hereunder.

      6. Events of Default. The occurrence of any Event of Default under the Loan Agreement shall constitute an "Event of Default" under this Security Agreement.

      7. Remedies on Default. Upon the occurrence of an Event of Default, the Bank shall have all rights, privileges, powers and remedies provided by law, including, but not limited to, exercise of any or all of the following remedies.

         (a) Payment Under the Guaranty. The Bank may declare all amounts outstanding under the Loan Agreement and the Guaranty to be immediately due and payable, and thereupon all such amounts shall be and become immediately due and payable to the Bank.

         (b) Possession of Collateral. The Bank may take possession of all Collateral covered hereby (which Collateral Debtor will assemble and make available to Bank).

         (c) Use, Operation and Sale of Collateral by Bank. The Bank may use, operate, consume and sell the Collateral in its possession as appropriate for the purpose of performing Debtor's obligations with respect thereto to the extent necessary to satisfy the Obligations of Debtor.

      8. Payments after an Event of Default. All payments received and amounts realized by the Bank pursuant to Section 7, including all such payments and amounts received after the Bank has declared the entire unpaid principal and interest amount of the Note to be due and payable pursuant to Section 7(a), as well as all payments or amounts then held or thereafter received by the Bank as part of the Collateral while an Event of Default shall be continuing, shall be promptly applied and distributed by the Bank in the following order of priority:

         (a) first, to the payment of all costs and expenses, including reasonable legal expenses and attorneys fees, incurred or made hereunder by the Bank, including any such costs and expenses of foreclosure or suit, if any, and of any sale or the exercise of any other remedy under this Section 8, and of all taxes, assessments or liens superior to the lien granted under this Security Agreement;

         (b) second, to the payment to the Bank of the amount then owing on the Note and in case the payments received and amounts realized by the Bank shall be insufficient to pay in full the whole amount so owing, then first to the payment of unpaid interest on the Note and second to the payment of unpaid principal thereof; and

         (c) third, to the payment of the balance, if any, to the Debtor or its successors and assigns.

      9. Power of Attorney. Debtor hereby appoints the Bank, its attorney-in-fact to prepare, sign and file or record, for Debtor in Debtor's name, any financing statements, applications for registration and like papers and to take any other action deemed by the Bank necessary or desirable in order to perfect the security interest of the Bank hereunder, and to perform any obligations of Debtor hereunder, at Debtor's expense, but without obligation to do so.

      10. Remedies Cumulative. The rights, privileges, powers and remedies afforded to Bank hereunder shall be cumulative, and no single or partial exercise of any of them shall preclude the further or other exercise of the same or any of them.

      11. Successors and Assigns. This Security Agreement, together with the covenants and warranties contained herein, shall inure to the benefit of the Bank and its successors and assigns, and shall be binding upon Debtor and it successors and assigns.

      12. Presentment, etc. Debtor hereby waives presentment, protest, notice of protest, notice of dishonor and notice of nonpayment with respect to any proceeds to which the Bank is entitled hereunder any rights to direct the application of payments for security for indebtedness of Debtor hereunder, or indebtedness of customers of Debtor, and hereby waives any right to require proceedings against others or to require exhaustion of security.

      13. Notices. Any notice required or permitted to be given to a party pursuant to the provisions of this Security Agreement will be in writing and will be effective and deemed given under this Security Agreement on the earliest of: (a) the date of personal delivery; (b) the date of delivery by facsimile; or
(c) the business day after deposit with a nationally-recognized courier or overnight service, including Federal Express or Express Mail, for United States deliveries or three (3) business days after such deposit for deliveries outside of the United States. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth in the Loan Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto. All notices or delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service, including Express Mail. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice.

      14. Governing Law; Consent to Jurisdiction. This Security Agreement shall be governed and construed under the laws of the State of California as applied among California residents, made and to be performed entirely within the State of California, without regard to conflicts of laws principles.

      15. Enforcement. If any portion of this Security Agreement is determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible with the same effect as if the invalid or unenforceable portion were omitted from this Security Agreement.

      16. JUDICIAL REFERENCE.

          (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted
Rule). Each party shall have one peremptory challenge pursuant to CCP Section
170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

          (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

          (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this Section 13.

          (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

      17. Counterparts. This Security Agreement may be signed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date set forth above.


COOPERS & ASSOCIATES, INC.              IMPERIAL BANK


By:                                     By:
   -------------------------------         ----------------------------------

Name:                                   Name:
     -----------------------------           --------------------------------

Title:                                  Title:
      ----------------------------            -------------------------------

                                    EXHIBIT A

                        COLLATERAL DESCRIPTION ATTACHMENT
                              TO SECURITY AGREEMENT

      All personal property of Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:

      (a) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles, including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property, including securities and securities entitlements;

      (b) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Bank (herein referred to as "Bank" or "Secured Party") to sue in its own name and/or the name of the Debtor for past, present and future infringements of copyright;

      (c) all goods, including, without limitation, equipment and inventory (including, without limitation, all export inventory);

      (d) all guarantees and other security therefor;

      (e) all trademarks, service marks, trade names and service names and the goodwill associated therewith;

      (f) (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right (but not the obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"); and

      (g) all products and proceeds, including, without limitation, insurance proceeds, of any of the foregoing.

                               SECURITY AGREEMENT


      This Security Agreement is made and entered into as of August 14, 1998 by and between the undersigned ("Debtor"), and Imperial Bank (the "Bank").

                                    RECITALS

      WHEREAS, the Bank proposes to enter into a transaction with UOL Publishing, Inc. ("Borrower"), which is an affiliate of Debtor, pursuant to a Loan and Security Agreement ('the "Loan Agreement") of even date herewith.

      WHEREAS, Debtor has requested Bank to enter into the Loan Agreement, and expects to derive economic benefit from Bank's doing so and dealing with Borrower in accordance with the Loan Agreement.

      WHEREAS Debtor wishes to guarantee performance and payment of all obligations under the Loan Agreement, and to secure that guarantee with substantially all of its assets.

      NOW, THEREFORE, Debtor and the Bank agree as follows:

      1. Grant of Security Interest. Debtor hereby grants to the Bank a security interest in the Collateral (as defined in Section 2 below) to secure Debtor's performance of the obligations set forth in Section 3 below.

      2. Collateral. The collateral covered by this Security Agreement (the "Collateral") shall consist of the property described in Exhibit A attached hereto.

      3. Debtor's Obligations Secured Hereby. This Security Agreement secures all of Debtor's obligations under that certain Unconditional Guaranty of even date herewith, as such Guaranty is amended from time to time ("Obligations of Debtor").

      4. Debtor's Representations and Warranties. Debtor represents and warrants as follows:

         (a) Authorization. Debtor has authority and has obtained all approvals and consents necessary to enter into this Security Agreement, and Debtor's execution, delivery and performance of this Security Agreement will not violate or conflict with the terms of Debtor's Articles of Incorporation or Bylaws or any statute, regulation, ordinance, rule of law, agreement, contract, mortgage, indenture, bond, bill, note, or other instrument or writing binding upon Debtor or to which Debtor is subject.

         (b) Title. All Collateral currently in Debtor's possession or under Debtor's control is owned by and is as represented by Debtor and is free of all liens, encumbrances and other security interests, other than security interests or lessors' interests that are described on Attachment A hereto (the "Prior Security Interests").

         (c) Accounts. Each of Debtor's Accounts is genuine, as appearing on its face, enforceable in accordance with its terms (subject to reserves that occur in the ordinary course of business and that are accounted for in accordance with generally accepted accounting principles), free of set-off, counterclaim and defenses, and represents indebtedness, obligations, interests or property justly owing to and owned by Debtor in the amount or as therein provided.

      5. Debtor's Covenants. Debtor agrees and covenants as follows:

         (a) Further Encumbrances. Except as may be required by the terms and conditions of the Prior Security Interests, and except for subordinated financing of Debtor by banks or other financial institutions or purchase money secured financing, until the Obligations of Debtor secured under this Security Agreement shall have been repaid in full, Debtor shall not grant a security interest in any of the Collateral other than to the Bank or execute any financing statements covering any of the Collateral in favor of any person other than the Secured Parties.

         (b) Use of Collateral. The Collateral will not be used for any unlawful purpose or in any way that will void any insurance required to be carried in connection therewith. Debtor will keep the Collateral free and clear of liens and adverse claims other than the Prior Security Interests and, as appropriate and applicable, will keep it in good condition and repair, and will clean, shelter, and otherwise care for the Collateral in all such ways as are considered good practice by owners of like property.

         (c) Insurance of Collateral. The Collateral will be insured at Debtor's expense against all risks commonly insured by owners of like property. Debtor agrees to pay when due all premiums for such insurance and all taxes, license fees and other charges in connection with the Collateral. If the Bank shall take possession of the Collateral, the Bank may, subject to the Prior Security Interests, surrender the policies and receive and retain the unearned premiums thereon.

         (d) Indemnification. Debtor shall indemnify the Bank against all losses, claims, demands and liabilities of any kind caused by the Collateral.

         (e) Perfection of Security Interest. Debtor shall execute and deliver such documents as the Bank reasonably deems necessary to create, perfect and continue the security interest in the Collateral contemplated hereby.

         (f) Collection of Accounts. Until the Bank shall elect to do so in accordance with this Security Agreement, Debtor shall diligently collect all of its Accounts and proceeds of the Collateral and shall hold such Accounts and proceeds subject to a security interest of Bank to secure the obligations secured hereby, provided, however, that Debtor may use such proceeds in the ordinary course of business.

         (g) Records. Debtor shall prepare and keep, in accordance with generally accepted accounting principles consistently applied, complete and accurate records regarding all Collateral and, if and when requested by the Bank, shall prepare and deliver a complete and accurate schedule of all the Collateral in such detail as the Bank may reasonably request.

         (h) Assignments. If and when requested by the Bank, and to the extent consistent with the Prior Security Interests, Debtor shall upon any Event of Default (as defined in the Loan Agreement) prepare and deliver to the Bank written assignment of all Accounts, instruments, documents and other evidence thereof.

         (i) Inspection of Debtor's Books. Debtor shall permit the Bank or its designee at reasonable times and from time to time to inspect Debtor's books, records and properties and to audit and to make copies of extracts from such books and records.

         (j) Fees and Costs. Upon any Event of Default (as defined in Section 6 below), Debtor shall pay all expenses, including reasonable attorneys' fees, incurred by Bank in the preservation, realization, enforcement or exercise of any Bank's rights under this Security Agreement.

         (k) Out-of-Pocket Expenses of Bank. Debtor will reimburse the Bank for any out-of-pocket costs and expenses incurred by it in connection with filings, recordations or registrations made for the purpose of perfecting the security interest in the Collateral hereunder.

      6. Events of Default. The occurrence of any Event of Default under the Loan Agreement shall constitute an "Event of Default" under this Security Agreement.

      7. Remedies on Default. Upon the occurrence of an Event of Default, the Bank shall have all rights, privileges, powers and remedies provided by law, including, but not limited to, exercise of any or all of the following remedies.

         (a) Payment Under the Guaranty. The Bank may declare all amounts outstanding under the Loan Agreement and the Guaranty to be immediately due and payable, and thereupon all such amounts shall be and become immediately due and payable to the Bank.

         (b) Possession of Collateral. The Bank may take possession of all Collateral covered hereby (which Collateral Debtor will assemble and make available to Bank).

         (c) Use, Operation and Sale of Collateral by Bank. The Bank may use, operate, consume and sell the Collateral in its possession as appropriate for the purpose of performing Debtor's obligations with respect thereto to the extent necessary to satisfy the Obligations of Debtor.

      8. Payments after an Event of Default. All payments received and amounts realized by the Bank pursuant to Section 7, including all such payments and amounts received after the Bank has declared the entire unpaid principal and interest amount of the Note to be due and payable pursuant to Section 7(a), as well as all payments or amounts then held or thereafter received by the Bank as part of the Collateral while an Event of Default shall be continuing, shall be promptly applied and distributed by the Bank in the following order of priority:

         (a) first, to the payment of all costs and expenses, including reasonable legal expenses and attorneys fees, incurred or made hereunder by the Bank, including any such costs and expenses of foreclosure or suit, if any, and of any sale or the exercise of any other remedy under this Section 8, and of all taxes, assessments or liens superior to the lien granted under this Security Agreement;

         (b) second, to the payment to the Bank of the amount then owing on the Note and in case the payments received and amounts realized by the Bank shall be insufficient to pay in full the whole amount so owing, then first to the payment of unpaid interest on the Note and second to the payment of unpaid principal thereof; and

         (c) third, to the payment of the balance, if any, to the Debtor or its successors and assigns.

      9. Power of Attorney. Debtor hereby appoints the Bank, its attorney-in-fact to prepare, sign and file or record, for Debtor in Debtor's name, any financing statements, applications for registration and like papers and to take any other action deemed by the Bank necessary or desirable in order to perfect the security interest of the Bank hereunder, and to perform any obligations of Debtor hereunder, at Debtor's expense, but without obligation to do so.

      10. Remedies Cumulative. The rights, privileges, powers and remedies afforded to Bank hereunder shall be cumulative, and no single or partial exercise of any of them shall preclude the further or other exercise of the same or any of them.

      11. Successors and Assigns. This Security Agreement, together with the covenants and warranties contained herein, shall inure to the benefit of the Bank and its successors and assigns, and shall be binding upon Debtor and it successors and assigns.

      12. Presentment, etc. Debtor hereby waives presentment, protest, notice of protest, notice of dishonor and notice of nonpayment with respect to any proceeds to which the Bank is entitled hereunder any rights to direct the application of payments for security for indebtedness of Debtor hereunder, or indebtedness of customers of Debtor, and hereby waives any right to require proceedings against others or to require exhaustion of security.

      13. Notices. Any notice required or permitted to be given to a party pursuant to the provisions of this Security Agreement will be in writing and will be effective and deemed given under this Security Agreement on the earliest of: (a) the date of personal delivery; (b) the date of delivery by facsimile; or
(c) the business day after deposit with a nationally-recognized courier or overnight service, including Federal Express or Express Mail, for United States deliveries or three (3) business days after such deposit for deliveries outside of the United States. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth in the Loan Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto. All notices or delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service, including Express Mail. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice.

      14. Governing Law; Consent to Jurisdiction. This Security Agreement shall be governed and construed under the laws of the State of California as applied among California residents, made and to be performed entirely within the State of California, without regard to conflicts of laws principles.

      15. Enforcement. If any portion of this Security Agreement is determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible with the same effect as if the invalid or unenforceable portion were omitted from this Security Agreement.

      16. JUDICIAL REFERENCE.

          (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted
Rule). Each party shall have one peremptory challenge pursuant to CCP Section
170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

          (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

          (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this Section 13.

          (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

      17. Counterparts. This Security Agreement may be signed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date set forth above.


HTR, INC.                               IMPERIAL BANK


By:                                     By:
   -----------------------                 ---------------------------

Name:                                   Name:
     ---------------------                   -------------------------


Title:                                  Title:
      --------------------                    ------------------------

                                    EXHIBIT A

                        COLLATERAL DESCRIPTION ATTACHMENT
                              TO SECURITY AGREEMENT

      All personal property of Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:

      (a) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles, including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property, including securities and securities entitlements;

      (b) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Bank (herein referred to as "Bank" or "Secured Party") to sue in its own name and/or the name of the Debtor for past, present and future infringements of copyright;

      (c) all goods, including, without limitation, equipment and inventory (including, without limitation, all export inventory);

      (d) all guarantees and other security therefor;

      (e) all trademarks, service marks, trade names and service names and the goodwill associated therewith;

      (f) (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right (but not the obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"); and

      (g) all products and proceeds, including, without limitation, insurance proceeds, of any of the foregoing.

                            UNCONDITIONAL GUARANTY
                                  (Corporate)


      For and in consideration of the loan by IMPERIAL BANK ("Bank") to UOL PUBLISHING, INC., ("Borrower"), which loan is made pursuant to a Loan and Security Agreement of even date herewith between Borrower and Bank (the "Agreement"), the undersigned guarantor ("Guarantor") hereby unconditionally and irrevocably guarantees the prompt and complete payment of all amounts that Borrower owes to Bank and performance by Borrower of the Agreement and any other agreements between Borrower and Bank, as amended from time to time (collectively referred to as the "Agreements"), in strict accordance with their respective terms.

      1. If Borrower does not perform its obligations in strict accordance with the Agreements, Guarantor shall immediately pay all amounts due thereunder (including, without limitation, all principal, interest, and fees) and otherwise to proceed to complete the same and satisfy all of Borrower's obligations under the Agreements.

      2. The obligations hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower be joined in any such action or actions. Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, to the extent permitted by law. Guarantor's liability under this Guaranty is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Agreements.

      3. Guarantor authorizes Bank, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, extend, or otherwise change the terms of the Agreements or any part thereof; (b) take and hold security for the payment of this Guaranty or the Agreements, and exchange, enforce, waive and release any such security; and (c) apply such security and direct the order or manner of sale thereof as Bank in its sole discretion may determine.

      4. Guarantor waives any right to require Bank to (a) proceed against Borrower or any other person; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Bank's power whatsoever. Bank may, at its election, exercise or decline or fail to exercise any right or remedy it may have against Borrower or any security held by Bank, including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor hereunder. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Guarantor waives any setoff, defense or counterclaim that Borrower may have against Bank. Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Until all of the amounts that Borrower owes to Bank have been paid in full, Guarantor shall have no right of subrogation or reimbursement for claims arising out of or in connection with this Guaranty, contribution or other rights against Borrower, and Guarantor waives any right to enforce any remedy that Bank now has or may hereafter have against Borrower. Guarantor waives all rights to participate in any security now or hereafter held by Bank. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness. Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of any indebtedness or nonperformance of any obligation of Borrower, warrants to Bank that it will keep so informed, and agrees that absent a request for particular information by Guarantor, Bank shall have no duty to advise Guarantor of information known to Bank regarding such condition or any such circumstances. Guarantor waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

      5. Guarantor acknowledges that, to the extent Guarantor has or may have certain rights of subrogation or reimbursement against Borrower for claims arising out of this Guaranty, those rights may be impaired or destroyed if Bank elects to proceed against any real property security of Borrower by non-judicial foreclosure. That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel, give rise to a defense by Guarantor against its obligations under this Guaranty. Guarantor waives that defense and any others arising from Bank's election to pursue non-judicial foreclosure. Without limiting the generality of the foregoing, Guarantor waives any and all benefits and defenses under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, to the extent they are applicable.

      6. If Borrower becomes insolvent or is adjudicated bankrupt or files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the United States Bankruptcy Code, or if such a petition is filed against Borrower, and in any such proceeding some or all of any indebtedness or obligations under the Agreements are terminated or rejected or any obligation of Borrower is modified or abrogated, or if Borrower's obligations are otherwise avoided for any reason, Guarantor agrees that Guarantor's liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred. This Guaranty shall continue to be effective or be reinstated, as the case may be, if any payment must be returned by Bank upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor, or otherwise, as though such payment had not been made.

      7. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to any indebtedness of Borrower to Bank; and such indebtedness of Borrower to Guarantor shall be collected, enforced and received by Guarantor as trustee for Bank and be paid over to Bank on account of the indebtedness of Borrower to Bank but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      8. Guarantor agrees to pay a reasonable attorneys' fee and all reasonable and out-of-pocket costs and expenses which may be incurred by Bank in the enforcement of this Guaranty. No terms or provisions of this Guaranty may be changed, waived, revoked or amended without Lender's prior written consent. Should any provision of this Guaranty be determined by a court of competent jurisdiction to be unenforceable, all of the other provisions shall remain effective. This Guaranty embodies the entire agreement among the parties hereto with respect to the matters set forth herein, and supersedes all prior agreements among the parties with respect to the matters set forth herein. No course of prior dealing among the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness of this Guaranty. Bank may assign this Guaranty without in any way affecting Guarantor's liability under it. This Guaranty shall inure to the benefit of Bank and its successors and assigns. This Guaranty is in addition to the guaranties of any other guarantors and any and all other guaranties of Borrower's indebtedness or liabilities to Bank.

      9. Guarantor represents and warrants to Bank that (i) Guarantor has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Guaranty, (ii) execution, delivery and performance of this Guaranty do not conflict with or result in a breach of or constitute a default under Guarantor's Articles of Incorporation or Bylaws or other organizational documents or agreements to which it is party or by which it is bound, and (iii) this Guaranty constitutes a valid and binding obligation, enforceable against Guarantor in accordance with its terms.

      10. Guarantor covenants and agrees that Guarantor shall do all of the following:

          10.1 Guarantor shall maintain its corporate existence, remain in good standing in California, and continue to qualify in each jurisdiction in which the failure to so qualify could have a material adverse effect on the financial condition, operations or business of Guarantor. Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could have a material adverse effect on its financial condition, operations or business.

          10.2 Guarantor shall comply with all statutes, laws, ordinances, directives, orders, and government rules and regulations to which it is subject if non-compliance with such laws could adversely affect the financial condition, operations or business of Guarantor.

          10.3 At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

          10.4 Guarantor shall maintain its principal depository and operating accounts with Bank.

      11. JUDICIAL REFERENCE.

          (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted
Rule). Each party shall have one peremptory challenge pursuant to CCP Section
170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

          (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

          (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this Section 13.

          (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.


      12. This Guaranty shall be governed by the laws of the State of California, without regard to conflicts of laws principles. GUARANTOR WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. Guarantor submits to the exclusive jurisdiction of the state and federal courts located in Santa Clara County, California.

      IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of this 14th day of August, 1998.

                                       COOPERS & ASSOCIATES, INC.


                                       By:
                                          ----------------------------------

                                       Title:
                                             -------------------------------

                                CORPORATE RESOLUTION TO GUARANTEE

================================================================================

GUARANTOR:     COOPERS & ASSOCIATES, INC.

================================================================================

      I, the undersigned Secretary or Assistant Secretary of Coopers & Associates, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of.

      I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

      BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

      NAMES                   POSITIONS                     ACTUAL SIGNATURES
      -----                   ---------                     -----------------


--------------------          ---------------------         --------------------

--------------------          ---------------------         --------------------

--------------------          ---------------------         --------------------

--------------------          ---------------------         --------------------

--------------------          ---------------------         --------------------



acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

      GUARANTEE INDEBTEDNESS. To guarantee amounts borrowed from time to time from Imperial Bank ("Bank"), by UOL Publishing, Inc. ("Borrower") pursuant to that certain Loan and Security Agreement between Bank and Borrower dated as of August 14, 1998, as amended from time to time (the "Loan Agreement").

      EXECUTE GUARANTY. To execute and deliver to Bank the guaranty of the Corporation (the "Guaranty"), on Bank's forms, and also to execute and deliver to Bank one or more renewals, extensions, modifications, consolidations, or substitutions therefor.

      GRANT SECURITY. To grant a security interest to Bank in the Collateral, described in the Security Agreement, which security interest shall secure all of the Corporation's obligations under the Guaranty.

      FURTHER ACTS. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

      BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

      I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

      IN WITNESS WHEREOF, I have hereunto set my hand on August __, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                                CERTIFIED TO AND ATTESTED BY:



                                                X
                                                -------------------------------

================================================================================

                            UNCONDITIONAL GUARANTY
                                  (Corporate)


      For and in consideration of the loan by IMPERIAL BANK ("Bank") to UOL PUBLISHING, INC., ("Borrower"), which loan is made pursuant to a Loan and Security Agreement of even date herewith between Borrower and Bank (the "Agreement"), the undersigned guarantor ("Guarantor") hereby unconditionally and irrevocably guarantees the prompt and complete payment of all amounts that Borrower owes to Bank and performance by Borrower of the Agreement and any other agreements between Borrower and Bank, as amended from time to time (collectively referred to as the "Agreements"), in strict accordance with their respective terms.

      1. If Borrower does not perform its obligations in strict accordance with the Agreements, Guarantor shall immediately pay all amounts due thereunder (including, without limitation, all principal, interest, and fees) and otherwise to proceed to complete the same and satisfy all of Borrower's obligations under the Agreements.

      2. The obligations hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower be joined in any such action or actions. Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, to the extent permitted by law. Guarantor's liability under this Guaranty is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Agreements.

      3. Guarantor authorizes Bank, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, extend, or otherwise change the terms of the Agreements or any part thereof; (b) take and hold security for the payment of this Guaranty or the Agreements, and exchange, enforce, waive and release any such security; and (c) apply such security and direct the order or manner of sale thereof as Bank in its sole discretion may determine.

      4. Guarantor waives any right to require Bank to (a) proceed against Borrower or any other person; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Bank's power whatsoever. Bank may, at its election, exercise or decline or fail to exercise any right or remedy it may have against Borrower or any security held by Bank, including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor hereunder. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Guarantor waives any setoff, defense or counterclaim that Borrower may have against Bank. Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Until all of the amounts that Borrower owes to Bank have been paid in full, Guarantor shall have no right of subrogation or reimbursement for claims arising out of or in connection with this Guaranty, contribution or other rights against Borrower, and Guarantor waives any right to enforce any remedy that Bank now has or may hereafter have against Borrower. Guarantor waives all rights to participate in any security now or hereafter held by Bank. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness. Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of any indebtedness or nonperformance of any obligation of Borrower, warrants to Bank that it will keep so informed, and agrees that absent a request for particular information by Guarantor, Bank shall have no duty to advise Guarantor of information known to Bank regarding such condition or any such circumstances. Guarantor waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

      5. Guarantor acknowledges that, to the extent Guarantor has or may have certain rights of subrogation or reimbursement against Borrower for claims arising out of this Guaranty, those rights may be impaired or destroyed if Bank elects to proceed against any real property security of Borrower by non-judicial foreclosure. That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel, give rise to a defense by Guarantor against its obligations under this Guaranty. Guarantor waives that defense and any others arising from Bank's election to pursue non-judicial foreclosure. Without limiting the generality of the foregoing, Guarantor waives any and all benefits and defenses under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, to the extent they are applicable.

      6. If Borrower becomes insolvent or is adjudicated bankrupt or files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the United States Bankruptcy Code, or if such a petition is filed against Borrower, and in any such proceeding some or all of any indebtedness or obligations under the Agreements are terminated or rejected or any obligation of Borrower is modified or abrogated, or if Borrower's obligations are otherwise avoided for any reason, Guarantor agrees that Guarantor's liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred. This Guaranty shall continue to be effective or be reinstated, as the case may be, if any payment must be returned by Bank upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor, or otherwise, as though such payment had not been made.

      7. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to any indebtedness of Borrower to Bank; and such indebtedness of Borrower to Guarantor shall be collected, enforced and received by Guarantor as trustee for Bank and be paid over to Bank on account of the indebtedness of Borrower to Bank but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      8. Guarantor agrees to pay a reasonable attorneys' fee and all reasonable and out-of-pocket costs and expenses which may be incurred by Bank in the enforcement of this Guaranty. No terms or provisions of this Guaranty may be changed, waived, revoked or amended without Lender's prior written consent. Should any provision of this Guaranty be determined by a court of competent jurisdiction to be unenforceable, all of the other provisions shall remain effective. This Guaranty embodies the entire agreement among the parties hereto with respect to the matters set forth herein, and supersedes all prior agreements among the parties with respect to the matters set forth herein. No course of prior dealing among the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness of this Guaranty. Bank may assign this Guaranty without in any way affecting Guarantor's liability under it. This Guaranty shall inure to the benefit of Bank and its successors and assigns. This Guaranty is in addition to the guaranties of any other guarantors and any and all other guaranties of Borrower's indebtedness or liabilities to Bank.

      9. Guarantor represents and warrants to Bank that (i) Guarantor has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Guaranty, (ii) execution, delivery and performance of this Guaranty do not conflict with or result in a breach of or constitute a default under Guarantor's Articles of Incorporation or Bylaws or other organizational documents or agreements to which it is party or by which it is bound, and (iii) this Guaranty constitutes a valid and binding obligation, enforceable against Guarantor in accordance with its terms.

      10. Guarantor covenants and agrees that Guarantor shall do all of the following:

          10.1 Guarantor shall maintain its corporate existence, remain in good standing in California, and continue to qualify in each jurisdiction in which the failure to so qualify could have a material adverse effect on the financial condition, operations or business of Guarantor. Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could have a material adverse effect on its financial condition, operations or business.

          10.2 Guarantor shall comply with all statutes, laws, ordinances, directives, orders, and government rules and regulations to which it is subject if non-compliance with such laws could adversely affect the financial condition, operations or business of Guarantor.

          10.3 At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

          10.4 Guarantor shall maintain its principal depository and operating accounts with Bank.


      11. JUDICIAL REFERENCE.

          (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted
Rule). Each party shall have one peremptory challenge pursuant to CCP Section
170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.


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
          (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

          (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this Section 13.

          (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.


      12. This Guaranty shall be governed by the laws of the State of California, without regard to conflicts of laws principles. GUARANTOR WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. Guarantor submits to the exclusive jurisdiction of the state and federal courts located in Santa Clara County, California.

      IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of this 14th day of August, 1998.

                                    HTR, Inc.


                                    By:
                                       -----------------------------------

                                    Title:
                                          --------------------------------

                        CORPORATE RESOLUTION TO GUARANTEE

================================================================================

GUARANTOR:     HTR, INC.

================================================================================


      I, the undersigned Secretary or Assistant Secretary of HTR, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of _________________.

      I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

      BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

      NAMES                   POSITIONS                     ACTUAL SIGNATURES
      -----                   ---------                     -----------------


---------------------         --------------------          --------------------

---------------------         --------------------          --------------------

---------------------         --------------------          --------------------

---------------------         --------------------          --------------------

---------------------         --------------------          --------------------


acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

      GUARANTEE INDEBTEDNESS. To guarantee amounts borrowed from time to time from Imperial Bank ("Bank"), by UOL Publishing, Inc. ("Borrower") pursuant to that certain Loan and Security Agreement between Bank and Borrower dated as of August 14, 1998, as amended from time to time (the "Loan Agreement").

      EXECUTE GUARANTY. To execute and deliver to Bank the guaranty of the Corporation (the "Guaranty"), on Bank's forms, and also to execute and deliver to Bank one or more renewals, extensions, modifications, consolidations, or substitutions therefor.

      GRANT SECURITY. To grant a security interest to Bank in the Collateral, described in the Security Agreement, which security interest shall secure all of the Corporation's obligations under the Guaranty.

      FURTHER ACTS. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

      BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

      I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

      IN WITNESS WHEREOF, I have hereunto set my hand on August __, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                        CERTIFIED TO AND ATTESTED BY:



                                        X
                                        --------------------------------------

================================================================================



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